June 29, 2021

American Century Investments
Statement of Additional Information

American Century ETF Trust

	Ticker:	Exchange:
American Century® Mid Cap Growth Impact ETF	MID	NYSE Arca, Inc.
American Century® Sustainable Growth ETF	ESGY	NYSE Arca, Inc.
American Century® Sustainable Equity ETF	ESGA	NYSE Arca, Inc.

This statement of additional information adds to the discussion in the funds’ prospectuses dated January 1, 2021 and June 29, 2021, but is not a prospectus. The statement of additional information should be read in conjunction with the funds’ current prospectuses. If you would like a copy of a prospectus, please contact us at one of the addresses or telephone numbers listed on the back cover or visit American Century Investments’ website at americancenturyetfs.com.

©2021 American Century Proprietary Holdings, Inc. All rights reserved.

Table of Contents

The Funds’ History	2
Exchange Listing and Trading	2
Fund Investment Guidelines	3
Fund Investments and Risks	3
Investment Strategies and Risks	3
Investment Policies	6
Temporary Defensive Measures	8
Portfolio Turnover	8
Disclosure of Portfolio Holdings	8
Management	10
The Board of Trustees	10
Officers	13
Code of Ethics	14
Proxy Voting Policies	14
The Funds’ Principal Shareholders	14
Creation and Redemption of Creation Units	15
Service Providers	21
Investment Advisor	21
Portfolio Managers	22
Transfer Agent	24
Administrator	24
Sub-Administrator	25
Distributor	25
Custodian Bank	26
Securities Lending Agent	26
Independent Registered Public Accounting Firm	26
Brokerage Allocation	26
Regular Broker-Dealers	27
Information About Fund Shares	27
Valuation of a Fund’s Securities	28
Taxes	28
Federal Income Taxes	28
State and Local Taxes	30
Financial Statements	31
Appendix A - Principal Shareholders	A-1
Appendix B - Proxy Voting Policies	B-1

The Funds’ History
American Century ETF Trust is a registered open-end management investment company that was organized as a Delaware statutory trust on June 27, 2017. Throughout this statement of additional information (SAI) we refer to American Century ETF Trust as the trust.
Each fund described in this SAI (each, a “fund” and together, the “funds”) is a separate series of the trust. Each fund has its own investment objective, strategies, assets, and tax identification and stock registration numbers.

Fund/Class	Ticker Symbol	Inception Date
American Century Mid Cap Growth Impact ETF	MID	07/13/2020
American Century Sustainable Growth ETF	ESGY	06/29/2021
American Century Sustainable Equity ETF	ESGA	07/13/2020

The funds offer and issue shares at their net asset value per share (NAV) only in aggregations of a specified number of shares (a Creation Unit), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (Deposit Securities), together with the deposit of a specified cash payment (Cash Component). Shares of each fund are listed for trading on NYSE Arca, Inc. (the Listing Exchange), a national securities exchange. Shares of each fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the fund’s NAV. Shares of each fund are redeemable only in Creation Units, generally in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares.
The trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the trust a cash deposit equal to at least 105% and up to 115%, which percentage the trust may change from time to time, of the market value of the omitted Deposit Securities. See Creation and Redemption of Creation Units, page 15 of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, transaction fees will be limited in accordance with the requirements of U.S. Securities and Exchange Commission (SEC) rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each fund is contained in the Investing in the Fund section of that fund’s prospectus. The discussion below supplements, and should be read in conjunction with, that section of each prospectus.
Shares of the funds are listed for trading, and trade throughout the day, on the NYSE Arca, Inc. (Listing Exchange.) The funds are listed and traded on the Listing Exchange pursuant to relief under Rule 19b-4 of the Securities and Exchange Act of 1934 (Exchange Act). There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of a fund will continue to be met. The Listing Exchange may, but is not required to, remove shares of a fund from listing under any of the following circumstances: (i) any of the continued listing requirements are not continuously maintained; (ii) following the initial twelve month period after commencement of trading on the Listing Exchange there are fewer than 50 beneficial holders; (iii) the Listing Exchange is notified, or otherwise becomes aware, that the fund is not in compliance with the conditions of any currently applicable exemptive order or no-action relief; (iv) any of the statements or representations regarding (a) the description of the portfolio, (b) limitations on portfolio holdings, or (c) the applicability of Listing Exchange listing rules, specified in the Listing Exchange’s rule filing pursuant to Section 19(b) of the Securities Exchange Act of 1934 to permit the listing and trading of shares, is not continuously maintained; or (v) such other event shall occur or condition exists which, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable.
If the trading of a security held in a fund’s Actual Portfolio is halted or otherwise does not have readily available market quotations and the Advisor believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio as an arbitrage vehicle or otherwise determines it is in the best interest of the fund, the Advisor promptly will disclose on the fund’s website the identity and weighting of such security for so long as such security’s trading is halted or otherwise does not have readily available market quotations and remains in the Actual Portfolio. If securities representing 10% or more of the fund’s Actual Portfolio do not have readily available market quotations, the Advisor will promptly request that the Listing Exchange halt trading in the fund’s shares.
Shares of the funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the fund will continue to be met.

As in the case of other publicly traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.
The trust reserves the right to adjust the share prices of a fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the fund or an investor’s equity interest in the fund.
Fund Investment Guidelines
This section explains the extent to which the funds’ advisor, American Century Investment Management, Inc. (ACIM or the advisor), can use various investment vehicles and strategies in managing a fund’s assets. Descriptions of the investment techniques and risks associated with each appear in the section, Investment Strategies and Risks, which begins on page 3. In the case of the funds’ principal investment strategies, these descriptions elaborate upon discussions contained in the prospectuses.
The funds are nontransparent, actively managed ETFs that utilize the NYSE Proxy Portfolio Methodology licensed from the NYSE Group. The funds operate in reliance on an exemptive order from the SEC (the Order), which incorporates by reference the conditions and restrictions of a previous order issued to Natixis ETF Trust II, to permit the operation of nontransparent active ETFs (the Natixis Order), and limits the types of investments the fund may hold to those listed in the application for the Natixis Order. Under the terms of the Order, the funds may invest only in exchange-traded funds, exchange-traded notes, exchange-traded common stocks, common stocks listed on a foreign exchange that trade on such exchange contemporaneously with the shares, exchange-traded preferred stocks, exchange-traded American depositary receipts (ADRs), exchange-traded real estate investment trusts, exchange-traded commodity pools, exchange-traded metals trusts, exchange-traded currency trusts and exchange-traded futures that trade contemporaneously with fund shares, as well as cash and cash equivalents (which are short-term U.S. Treasury securities, government money market funds, and repurchase agreements). The funds will not borrow for investment purposes or hold short positions. The funds also will not purchase any securities that are illiquid investments at the time of purchase.
In general, within the restrictions outlined here and in the funds’ prospectuses, the portfolio managers have broad powers to decide how to invest fund assets. Investments in the fund vary according to what is judged advantageous under changing economic conditions. It is the advisor’s policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described on the following pages.
In addition to the main types of investments and strategies undertaken by the funds as described in the prospectuses, the funds also may invest in other types of instruments and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies with respect to the funds are discussed in greater detail in the section below entitled Investment Strategies and Risks.
Incidental to a fund’s other investment activities, including in connection with a bankruptcy, restructuring, workout, or other extraordinary events concerning a particular investment a fund owns, the fund may receive securities that the fund normally would not, or could not, buy. If this happens, the fund may, although it is not required to, sell such investments as soon as practicable while seeking to maximize the return to shareholders.
American Century Sustainable Equity ETF is diversified as defined in the Investment Company Act of 1940 (the Investment Company Act). Diversified means that, with respect to 75% of its total assets, the fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than the U.S. government and securities of other investment companies). American Century Mid Cap Growth Impact ETF and American Century Sustainable Growth ETF are nondiversified. Nondiversified means that a fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund.
To meet federal tax requirements for qualification as a regulated investment company, each fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company) and it does not own more than 10% of the outstanding voting securities of a single issuer.
Unless otherwise noted, all investment restrictions described below and in each fund’s prospectus are measured at the time of the transaction in the security.  If market action affecting fund securities (including, but not limited to, appreciation, depreciation or a credit rating event) causes a fund to exceed an investment restriction, the advisor is not required to take immediate action.  Under normal market conditions, however, the advisor’s policies and procedures indicate that the advisor will not make any purchases that will make the fund further outside the investment restriction.
Fund Investments and Risks
Investment Strategies and Risks
This section describes investment vehicles and techniques the portfolio managers can use in managing a fund’s assets. It also details the risks associated with each, because each investment vehicle and technique contributes to a fund’s overall risk profile.

Cash and Cash Equivalents
To meet anticipated redemptions, anticipated purchases of additional securities for a fund’s portfolio, or, in some cases, for temporary defensive purposes, the funds may invest a portion of their assets in cash and cash equivalents. Cash equivalents are short-term U.S. Treasury securities, government money market funds, and repurchase agreements.
Cyber Security Risk
As the funds increasingly rely on technology and information systems to operate, they become susceptible to operational risks linked to security breaches in those information systems. Both calculated attacks and unintentional events can cause failures in the funds’ information systems. Cyber attacks can include acquiring unauthorized access to information systems, usually through hacking or the use of malicious software, for purposes of stealing assets or confidential information, corrupting data, or disrupting fund operations. Cyber attacks can also occur without direct access to information systems, for example by making network services unavailable to intended users. Cyber security failures by, or breaches of the information systems of, the advisor, distributors, broker-dealers, other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), or the issuers of securities the funds invest in may also cause disruptions and impact the funds’ business operations.  Breaches in information security may result in financial losses, interference with the funds’ ability to calculate NAV, impediments to trading, inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The funds have business continuity plans in the event of, and risk management systems to help prevent, such cyber attacks, but these plans and systems have limitations including the possibility that certain risks have not been identified. Moreover, the funds do not control the cyber security plans and systems of their service providers and other third party business partners. The funds and their shareholders could be negatively impacted as a result.
Depositary Receipts
Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and may be sponsored or unsponsored. American Depositary Receipts (“ADRS”) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. The funds will not invest in any depositary receipts that the Advisor deems to be illiquid or for which pricing information is not readily available.
For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.
Futures
Each fund may enter into E-mini S&P 500 futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Generally, futures transactions will be used for cash management purposes.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute a margin transaction for purposes of the fund’s investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised.
In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin accounts generally is not income producing. However, coupon bearing securities, such as Treasury bills and bonds, held in margin accounts generally will earn income. Subsequent payments, to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the fund as unrealized gains or losses. At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund and the fund realizes a loss or gain.
Risks Related to Futures Transactions
A fund could suffer losses if it were unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the portfolio managers consider it appropriate or desirable to do so. In the event of adverse price movements, a fund would be required to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the portfolio managers would not otherwise elect to do so. In addition, a fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The portfolio managers will seek to minimize these risks by limiting the futures contracts entered into on behalf of the funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.
A fund could suffer losses if the prices of its futures positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by a fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which a fund loses money on a futures contract while it experiences a decline in the value of its hedged portfolio securities. A fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.
Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
Illiquid Securities
The funds will not purchase any securities that are illiquid investments (as defined in Rule 22e-4(a)(8) of the Investment Company Act) at the time of purchase. Each of the funds may hold no more than 15% of the value of its assets in illiquid securities.
Investment in Issuers with Limited Operating Histories
The funds may invest a portion of its assets in securities of issuers with limited operating histories. The portfolio managers consider an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The managers will consider periods of capital formation, incubation, consolidations, and research and development in determining whether a particular issuer has a record of three years of continuous operation. Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating histories and financial information upon which the managers may base their investment decision on behalf of the funds. In addition, financial and other information regarding these issuers, when available, may be incomplete or inaccurate. For purposes of this section, “issuers” refers to operating companies that issue securities for the purposes of issuing debt or raising capital as a means of financing their ongoing operations. It does not, however, refer to entities, corporate or otherwise, that are created for the express purpose of securitizing obligations or income streams. For example, a fund’s investments in a trust created for the purpose of pooling mortgage obligations or other financial assets.
LIBOR Transition Risk
The London Interbank Offered Rate (LIBOR) is a benchmark interest rate intended to be representative of the rate at which major international banks who are members of the British Bankers Association lend to one another over short-terms. LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. Global banking and financial industries use LIBOR to determine interest rates for a variety of financial instruments-such as debt instruments and derivatives-and borrowing arrangements. Following manipulation allegations, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced a plan to phase out the use of LIBOR. The transition process to a replacement rate or rates may lead to increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in the value of certain instruments the funds hold or a change in the cost of temporary borrowing for the funds. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons. The transition away from LIBOR could result in losses to the funds.
Loans of Portfolio Securities
To realize additional income, a fund may lend its portfolio securities. Such loans may not exceed one-third of the fund’s total assets valued at market, however, this limitation does not apply to purchases of debt securities in accordance with the fund’s investment objectives, policies and limitations, or to repurchase agreements with respect to portfolio securities.
Cash received from the borrower as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. If a borrower defaults on a securities loan because of insolvency or other reasons, the lending fund could experience delays or costs in recovering the securities it loaned; if the value of the loaned securities increased over the value of the collateral, the fund could suffer a loss. To minimize the risk of default on securities loans, the advisor adheres to guidelines prescribed by the Board of Trustees governing lending of securities. These guidelines strictly govern:
•the type and amount of collateral that must be received by the fund;
•the circumstances under which additions to that collateral must be made by borrowers;
•the return to be received by the fund on the loaned securities;
•the limitations on the percentage of fund assets on loan; and
•the credit standards applied in evaluating potential borrowers of portfolio securities.
In addition, the guidelines require that the fund have the option to terminate any loan of a portfolio security at any time and set requirements for recovery of securities from borrowers.
Other Investment Companies
Each of the funds may invest in other investment companies, such as other ETFs and other open-end investment companies, provided that the investment is consistent with the fund’s investment policies and restrictions. Under the Investment Company Act, a fund’s investment in such securities, subject to certain exceptions, currently is limited to
•3% of the total voting stock of any one investment company;
•5% of the fund’s total assets with respect to any one investment company; and
•10% of a fund’s total assets in the aggregate.
A fund’s investments in other investment companies may include money market funds managed by the advisor. Investments in money market funds are not subject to the percentage limitations set forth above.
As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee that each fund bears directly in connection with its own operations.
Secondary Listings Risk
A fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the fund’s primary listing is maintained. There can be no assurance that a fund’s shares will continue to trade on any such stock exchange or in any market or that the fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Investment Policies
Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the following policies apply at the time a fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a fund’s assets will not be considered in determining whether it has complied with its investment policies.
Fundamental Investment Policies
The funds’ fundamental investment policies are set forth below. These investment policies and a fund’s status as diversified may not be changed without approval of a majority of the outstanding votes of shareholders of a fund. Under the Investment Company Act, the vote of a majority of the outstanding votes of shareholders means, the vote of (A) 67 percent or more of the voting securities present at a shareholder meeting, if the holders of more than 50 percent of the outstanding voting securities are present or represented by proxy; or (B) more than 50 percent of the outstanding voting securities, whichever is less.
Notwithstanding the following fundamental investment policies, the funds’ investments and operations will be limited by the terms and conditions of the Order. For example, the Order prohibits the funds from borrowing for investment purposes and investing in real estate and commodities directly. The Order also prohibits the funds from purchasing any investments that are illiquid at the time of purchase.

Subject	Policy
Senior Securities	A fund may not issue senior securities, except as permitted under the Investment Company Act.
Borrowing	A fund may not borrow money, except to the extent permitted by the Investment Company Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
Lending	A fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the Investment Company Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.
Real Estate	A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent a fund from investing in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.
Concentration	A fund may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).
Underwriting	A fund may not act as an underwriter of securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities.
Commodities	A fund may not purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
For purposes of the investment policy relating to senior securities, a fund may borrow from any bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of such fund. In the event that such asset coverage falls below 300%, the fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings is at least 300%. In addition, when a fund enters into certain transactions involving potential leveraging, it will hold offsetting positions or segregate assets to cover such obligations at levels consistent with the guidance of the SEC and its staff.
In complying with the fundamental investment policy relating to concentration:
(a)there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such obligations (except that an Industrial Development Bond backed only by the assets and revenues of a non-governmental user will be deemed to be an investment in the industry represented by such user);
(b)wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents;
(c)utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and
(d)personal credit and business credit businesses will be considered separate industries.
Although the funds’ fundamental investment policy relating to commodities would permit investments in commodities, the funds do not currently intend to purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. The funds may, however, purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities to the extent permitted by such fund’s investment objectives and policies.
Nonfundamental Investment Policies
Each fund’s investment objective is a nonfundamental investment policy and may be changed by the Board of Trustees without approval by shareholders.
The funds have adopted nonfundamental investment policies in accordance with Rule 35d-1 under the 1940 Act to invest at least 80% of their assets in the type of investments suggested by their respective names. Each funds’ Rule 35d-1 policy is nonfundamental, which means that it may be changed by the Board of Trustees without the approval of shareholders. Shareholders will be given at least 60 days’ notice of any change to a fund’s Rule 35d-1 policy.

The Investment Company Act imposes certain additional restrictions upon the funds’ ability to acquire securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as defined by the Act. It also defines and forbids the creation of cross and circular ownership. Neither the SEC nor any other agency of the federal or state government participates in or supervises the management of the funds or their investment practices or policies.
Temporary Defensive Measures
For temporary defensive purposes, the funds may invest in securities that may not fit its investment objective or its stated market. During a temporary defensive period, a fund may direct its assets without limit to the following investment vehicles:
•cash, cash equivalents, money market instruments or other high quality short-term investments;
•interest-bearing bank accounts or certificates of deposit; and
•U.S. government securities and repurchase agreements collateralized by U.S. government securities.
To the extent a fund assumes a defensive position, it may not achieve its investment objective.
Portfolio Turnover
The portfolio turnover rate of each fund for its most recent fiscal year will be included in the Fund Summary section of that fund’s prospectus. The portfolio turnover rate for each fund’s last five fiscal years (or a shorter period if the fund is less than five years old) will be shown in the Financial Highlights tables in the prospectus. Variations in a fund’s portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption activity, varying market conditions, and/or changes in the managers’ investment outlook.
The portfolio managers will sell securities without regard to the length of time the security has been held. Because the portfolio managers do not take portfolio turnover rate into account in making investment decisions, (1) the managers have no intention of maintaining any particular rate of portfolio turnover, whether high or low; and (2) the portfolio turnover rates in the past should not be considered as representative of the rates that will be attained in the future.
Disclosure of Portfolio Holdings
The Proxy Portfolio
Unlike traditional ETFs that publish both the identities and quantities of their portfolio holdings (“Actual Portfolio”) daily, these ETFs do not publish the identities of their portfolio holdings daily. Instead, each fund will post a proxy portfolio (“Proxy Portfolio”). These funds use the Proxy Portfolio as a portfolio transparency substitute for their respective Actual Portfolios. The Proxy Portfolio will be designed to closely track the daily performance of the Actual Portfolio. The Proxy Portfolio is designed to reflect the economic exposures and risk characteristics of the fund’s actual holdings on each trading day. This is achieved by performing an analysis of a fund’s Actual Portfolio (“Factor Model”). The Factor Model is comprised of three sets of factors or analytical metrics: market-based factors, fundamental factors, and industry/sector factors.
Each fund will have a universe of securities (the “Model Universe”) that will be used to generate its Proxy Portfolio. The Model Universe will be comprised of securities that the fund can purchase and will be a financial index or stated portfolio of securities from which fund investments will be selected. The results of the Factor Model analysis of a fund’s Actual Portfolio are then applied to the fund’s Model Universe. The daily rebalanced Proxy Portfolio is then generated as a result of this Model Universe analysis with the Proxy Portfolio being a small sub-set of the Model Universe. The Factor Model is applied to both the Actual Portfolio and the Model Universe to construct the fund’s Proxy Portfolio that performs in a manner substantially identical to the performance of its Actual Portfolio. The Proxy Portfolio will only include types of investments that are allowed to be held in the Actual Portfolio.
The identity and quantity of Proxy Portfolio component investments and the Proxy Overlap will be publicly available on the funds’ websites before the commencement of trading in shares on each business day. The Proxy Portfolio published on the fund’s website each Business Day will include the following information for each portfolio holding in the Proxy Portfolio: (1) ticker symbol; (2) CUSIP or other identifier; (3) description of holding; (4) quantity of each security or other asset held; and (5) percentage weight of the holding in the Proxy Portfolio. The fund’s website will note that the Proxy Overlap is calculated based on the Proxy Portfolio and portfolio holdings as of the prior Business Day. The Proxy Overlap will be calculated by taking the lesser weight of each asset held in common between the Actual Portfolio and the Proxy Portfolio and adding the totals.
The goal of the Proxy Portfolio is to allow for efficient trading of shares through an effective portfolio transparency substitute. The proxy portfolio methodology, aims to allow market participants to assess the intraday value and associated risk of a fund’s Actual Portfolio. As a result, investors should be able to purchase and sell shares in the secondary market at prices that are at or close to their NAV. Daily disclosure of the Proxy Portfolio contents, Proxy Overlap, and related metrics, (together, the “Proxy Portfolio Disclosures”), would permit effective arbitrage, including hedging of risks associated with arbitrage and market making activities. In essence, the Proxy Portfolio Disclosures should permit market making in fund shares that keeps bid/ask spreads narrow and the secondary market prices of fund shares at or close to NAV.

Actual Portfolio Distribution to the Public
ACIM has adopted policies and procedures with respect to the disclosure of fund portfolio holdings and characteristics, which are described below.
Month-end full portfolio holdings for each fund will generally be made available for distribution 15 days after the end of each calendar quarter for each of the preceding three months. This disclosure is in addition to the portfolio disclosure in annual and semiannual shareholder reports and the quarter-end portfolio disclosures on Form N-PORT. Such disclosures are filed with the Securities and Exchange Commission and also posted on americancenturyetfs.com at approximately the same time the filings are made. The distribution of holdings after the above time periods is not limited.
On a monthly basis, top 10 holdings (on an absolute basis and relative to the appropriate benchmark) for each fund will generally be made available for distribution 7 days after the end of each month, and will be posted on americancenturyetfs.com at or prior to such distribution.
Portfolio characteristics that are derived from portfolio holdings will be made available for distribution 7 days after the end of each month, or as soon thereafter as possible, which timeframe may vary by fund. Certain characteristics, as determined by the advisor, will be posted on americancenturyetfs.com monthly at or prior to the time they are made available for distribution. Data derived from portfolio returns and any other characteristics not deemed confidential will be available for distribution at any time. The advisor may make determinations of confidentiality on a fund-by-fund basis, and may add or delete characteristics to or from those considered confidential at any time.
So long as portfolio holdings are disclosed in accordance with the above parameters, the advisor makes no distinction among different categories of recipients, such as individual investors, institutional investors, intermediaries that distribute the funds’ shares, third-party service providers, rating and ranking organizations, and fund affiliates. Because this information is publicly available and widely disseminated, the advisor places no conditions or restrictions on, and does not monitor, its use. Nor does the advisor require special authorization for its disclosure.
In addition, each business day certain service providers, such as the funds’ custodian, have access to the identity and/or weightings of a fund’s portfolio securities. Such service providers are contractually restricted from disclosing that information to any other person, or using that information for any purpose other than providing services to the fund.
Regulation FD Policy
As required by the Order, the funds have adopted a policy to comply with the requirements of Regulation FD as if they applied to them (the Regulation FD Policy). The Regulation FD Policy requires each fund, or anyone acting on its behalf, that discloses any material non-public information regarding the fund or its portfolio securities to any of a group of specified entities to make public disclosure either simultaneously if the disclosure was intentional, or promptly if the disclosure was non-intentional. The selective disclosure rule applies to both verbal and written communications. The Regulation FD Policy applies to each fund and each person acting on behalf of the fund, including all trustees, directors, managers or executive officers of the funds and the Advisor, or any other officers, employees or agents of the funds and Advisor who regularly communicate with certain “securities market professionals” or holders of the funds’ securities. The Regulation FD Policy is designed to prevent the disclosure of material non-public information about a fund or its securities, unless such disclosure is permitted by the policy and, where required, has received approval from the legal department.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the transfer agent, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
The Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Trustees who are not also officers of the trust shall retire by December 31st of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The following trustees also serve in this capacity for a number of other registered investment companies in the American Century Investments family of funds: Jonathan S. Thomas, 15; Ronald J. Gilson, 8; and Stephen E. Yates, 7.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 330 Madison Avenue, New York, New York 10017. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Reginald M. Browne (1968)	Trustee and Chairman of the Board	Since 2017 (Chairman since 2019)	Principal, GTS Securities (automated capital markets trading firm) (2019 to present); Senior Managing Director, Co Global Head-ETF Group, Cantor Fitzgerald (financial services firm) (2013 to 2019)	31	None
Ronald J. Gilson (1946)	Trustee	Since 2017	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	69	None
Barry A. Mendelson (1958)	Trustee	Since 2017	Retired; Consultant regarding ETF and mutual fund matters (2015 to 2016); Principal and Senior Counsel, The Vanguard Group (investment management) (1998 to 2014)	31	None
Stephen E. Yates (1948)	Trustee	Since 2017	Retired	103	None
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2017	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
Qualifications of Trustees
Generally, no one factor was decisive in the selection of the trustees to the board. Qualifications considered by the board to be important to the selection and retention of trustees include the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise performing senior policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the board; (v) the individual’s ability to work effectively with the other members of the board; and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective trustee. In addition, the individuals’ ability to review and critically evaluate information, their ability to evaluate fund service providers, their ability to exercise good business judgment on behalf of fund shareholders, their prior service on the board, and their familiarity with the funds are considered important assets.
While the board has not adopted a specific policy on diversity, it takes overall diversity into account when considering and evaluating nominees for trustee. The board generally considers the manner in which each trustee’s professional experience, background, skills, and other individual attributes will contribute to the effectiveness of the board. Additional information about each trustee’s individual educational and professional experience (supplementing the information provided in the table above) follows and was considered as part of his or her nomination to, or retention on, the board.
Reginald M. Browne: BS in Business Administration, La Salle University; 15 years’ experience in the ETF industry with a core focus on market-making and institutional sales
Ronald J. Gilson: BA, Washington University; JD, Yale Law School; Senior Fellow, Stanford Institute for Economic Policy Research; formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar
Barry A. Mendelson: AB, Geology, Vassar College; JD, The George Washington University School of Law; eight years’ experience with the U.S. Securities and Exchange Commission, Division of Investment Management
Jonathan S. Thomas: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute
Stephen E. Yates: BS and MS in Industrial Engineering, University of Alabama; formerly, Executive Vice President, Technology & Operations, KeyCorp. (computer services); formerly, President, USAA Information Technology Company (financial services); 33 years’ of experience in Information Technology; formerly, Director, Applied Industrial Technologies, Inc.
Responsibilities of the Board
The board is responsible for overseeing the advisor’s management and operations of the funds pursuant to the management agreement. Trustees also have significant responsibilities under the federal securities laws. Among other things, they:
•oversee the performance of the funds;
•oversee the quality of the advisory and shareholder services provided by the advisor;
•review annually the fees paid to the advisor for its services;
•monitor potential conflicts of interest between the funds and their affiliates, including the advisor;
•oversee custody of assets and the valuation of securities; and
•oversee the funds’ compliance program.
The Board also has additional oversight responsibilities under the Order. Given that this structure is unlike existing ETFs, the Adviser will monitor on an on-going basis how shares trade, including the level of any premium/discount to NAV and the bid/ask spreads on market transactions. For at least the first three years after the launch of a fund, the Advisor will promptly call a meeting of the Board of Trustees (Board) (and will present to the Board for its consideration, recommendations for appropriate remedial measures) and the Board will promptly meet (1) if the Tracking Error exceeds 1%; (2) if, for 30 or more days in any quarter or 15 days in a row (a) the absolute difference between either the closing price or the bid/ask price, on one hand, and NAV, on the other, exceeds 2%; or (b) the bid/ask spread exceeds 2%; or (3) as otherwise deemed necessary or appropriate by the Advisor. In such a circumstance, the Board will consider the continuing viability of the fund, whether shareholders are being harmed, and what, if any, corrective measures would be appropriate to, among other things, narrow the Tracking Error, premium/discount, or bid/ask spread, as applicable. The Board will then decide whether to take any such action. Potential actions may include, but are not limited to: (a) changing lead market makers; (b) listing the fund on a different exchange; (c) changing the size of Creation Units; (d) changing the fund’s investment objective or strategy; (e) publicly disclosing additional information regarding the Proxy Portfolio and/or Actual Portfolio; and (f) revising the algorithms and model universe used as part of the NYSE Proxy Portfolio Methodology. Should the Advisor conclude that the premium/discount between the market price and NAV of the shares remains persistently high, it could recommend to the Board that it liquidate the applicable fund or authorize the Advisor to pursue the potential conversion of the fund to a fully-transparent, active ETF or a mutual fund. The Board will also regularly review each fund’s historical premiums/discounts and bid-ask spreads following the three-year period after the fund’s launch, under the same standards as applied during the first three years of a fund’s life, and determine if any corrective measures may be appropriate.
In performing their duties, board members receive detailed information about the funds and the advisor regularly throughout the year, and they meet in person at least quarterly with management of the advisor to review reports about fund operations. The trustees’ role is to provide oversight and not to provide day-to-day management.
The board has all powers necessary or convenient to carry out its responsibilities. Consequently, the board may adopt bylaws providing for the regulation and management of the affairs of the funds and may amend and repeal them to the extent that such bylaws do not reserve that right to the funds’ shareholders. They may increase or reduce the number of board members and may, subject to the Investment Company Act, fill board vacancies. Board members also may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may establish and terminate committees consisting of two or more trustees who may exercise the powers and authority of the board as determined by the trustees. They may, in general, delegate such authority as they consider desirable to any officer of the funds, to any board committee and to any agent or employee of the funds or to any custodian, transfer agent, investor servicing agent, principal underwriter or other service provider for a fund.
To communicate with the board, or a member of the board, a shareholder should send a written communication addressed to the board or member of the board to the attention of the Corporate Secretary at the following address: P.O. Box 418210, Kansas City, Missouri 64141-9210. Shareholders who prefer to communicate by email may send their comments to corporatesecretary@americancentury.com. All shareholder communications received will be forwarded to the board or the independent chairman of the board.
Board Leadership Structure and Standing Board Committees
Reginald M. Browne serves as the independent chairman of the board and has served in such capacity since 2019. All the board’s members except Jonathan S. Thomas are independent trustees. The independent trustees meet separately to consider a variety of matters that are scheduled to come before the board and meet periodically with the funds’ Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No independent trustee may serve as an officer or employee of a fund. The board has also established an Audit Committee, described below, comprised solely of independent trustees. The board believes that the current leadership structure is appropriate and allows for independent oversight of the funds.
The board has an Audit Committee that approves the funds’ (or trust’s) engagement of the independent registered public accounting firm and recommends approval of such engagement to the independent trustees. The committee also oversees the activities of the accounting firm, receives regular reports regarding fund accounting, oversees securities valuation (approving the funds’ valuation policy and receiving reports regarding instances of fair valuation thereunder) and receives regular reports from the advisor’s internal audit department. The committee currently consists of Barry A. Mendelson (chair), Reginald M. Browne, Ronald J. Gilson and Stephen E. Yates. It met two times during the fiscal year ended August 31, 2020.
Risk Oversight by the Board
As previously disclosed, the board oversees the advisor’s management of the funds and meets at least quarterly with management of the advisor to review reports and receive information regarding fund operations. Risk oversight relating to the funds is one component of the board’s oversight and is undertaken in connection with the duties of the board. The board oversees various types of risks relating to the funds, including, but not limited to, investment risk, operational risk and enterprise risk. Through its regular interactions with management of the advisor during and between meetings, the board will analyze, evaluate, and provide feedback on the advisor’s risk management processes. In addition, the board will receive information regarding, and have discussions with senior management of the advisor about, the advisor’s enterprise risk management systems and strategies. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the board, or that the advisor’s risk management systems and strategies, and the board’s oversight thereof, will mitigate all elements of risk, or even all elements of material risk to the funds.
Board Compensation
For the fiscal year ended August 31, 2020, trustees listed in the following table received the amounts shown for services on the trust’s board and on the boards of other funds in the American Century family of funds if applicable. Neither Jonathan S. Thomas nor any officers of the funds receives compensation from the funds.

Name of Trustee	Total Compensation for Service as Trustee to the Trust(1)(2)	Total Compensation for Services as Directors/Trustees for the American Century Investments Family of Funds(3)
Reginald M. Browne	$67,030	$67,030
Ronald J. Gilson	$51,667	$433,333
Barry A. Mendelson	$56,667	$56,667
Stephen E. Yates	$51,667	$421,667
1    Includes compensation paid to the trustees for the fiscal year ended August 31, 2020, and also includes amounts deferred at the election of the trustees under the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan.
2    Reflects the compensation paid to each trustee for the funds in this SAI aggregated with the compensation paid to the trustees for other series of the trust.
3    Includes compensation paid to each trustee for his service as director/trustee for one (in the case of Mr. Gilson, nine, and in the case of Mr. Yates, eight) investment company in the American Century Investments family of funds. Includes deferred compensation paid under the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan as follows: Mr. Yates, $421,667.
None of the funds currently provides any pension or retirement benefits to the trustees except pursuant to the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan adopted by the trust. Under the plan, the independent trustees may defer receipt of all or any part of the fees to be paid to them for serving as trustees of the funds. All deferred fees are credited to accounts established in the names of the trustees. The amounts credited to each account then increase or decrease, as the case may be, in accordance with the performance of one or more American Century funds selected by the trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of funds from time to time.
Generally, deferred fees are not payable to a trustee until the distribution date elected by the trustee in accordance with the terms of the plan. Such distribution date may be a date on or after the trustee’s retirement date, but may be an earlier date if the trustee agrees not to make any additional deferrals after such distribution date. Distributions may commence prior to the elected payment date for certain reasons specified in the plan, such as unforeseeable emergencies, death or disability. Trustees may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a trustee, all remaining deferred fee account balances are paid to the trustee’s beneficiary or, if none, to the trustee’s estate.
The plan is an unfunded plan and, accordingly, the funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the funds have met all payment obligations under the plan. The rights of trustees to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.
Ownership of Fund Shares
The trustees owned shares in the funds as of December 31, 2020, as shown in the table below.

Name of Trustee
	Reginald M. Browne	Ronald J. Gilson	Barry A. Mendelson	Jonathan S. Thomas	Stephen E. Yates
Dollar Range of Equity Securities in the Fund:
American Century Mid Cap Growth Impact ETF	A	A	B	A	A
American Century Sustainable Equity ETF	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustees in Family of Investment Companies	A	A	C	E	A
Ranges: A—none, B—$1-$10,000, C—$10,001-$50,000, D—$50,001-$100,000, E—More than $100,000
Beneficial Ownership of Affiliates by Independent Trustees
No independent trustee or his or her immediate family members beneficially owned shares of the advisor, the funds’ principal underwriter or any other person directly or indirectly controlling, controlled by, or under common control with the advisor or the funds’ principal underwriter as of the date of this SAI.
Officers
The following table presents certain information about the executive officers of the funds. Each officer, except Edward Rosenberg, serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2017
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel and Vice President since 2017
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present), General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Cleo Chang (1977)	Vice President since 2019	Senior Vice President, ACIM (2015 to present); Chief Investment Officer, Wilshire Funds Management (2005 to 2015)
David H. Reinmiller (1963)	Vice President since 2017	Attorney, ACC (1994 to present); Also serves as Vice President, ACIM and ACS
Edward Rosenberg (1973)	Vice President since 2017	Senior Vice President, ACIM (2017 to present); Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust (2012 to 2017)
C. Jean Wade (1964)	Vice President since 2017	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Ward D. Stauffer (1960)	Secretary since 2019	Attorney, ACC (2003 to present)
Code of Ethics
The funds and the advisor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. They permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the funds, provided that they first obtain approval from the compliance department before making such investments. The funds’ distributor (Foreside Fund Services, LLC) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the distributor is not affiliated with the Trust or the advisor, and no officer, director or general partner of the distributor serves as an officer, director or general partner of the Trust or the advisor.
Proxy Voting Policies
The advisor is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. The funds’ Board of Trustees has approved the advisor’s proxy voting policies to govern the advisor’s proxy voting activities.
A copy of the advisor’s proxy voting policies is attached hereto as Appendix B. Information regarding how the advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at americancentury.com/proxy. The advisor’s proxy voting record also is available on the SEC’s website at sec.gov.
The Funds’ Principal Shareholders
The name and percentage ownership of each DTC Participant (as defined below) that owns of record 5% or more of the outstanding shares of a fund are listed in Appendix A. The trust does not have information concerning the beneficial ownership of shares held by DTC Participants.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in the fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the Investment Company Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
Depository Trust Company (DTC) acts as securities depository for shares of the funds. Shares of the funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC was created in 1973 to enable electronic movement of securities between its participants (DTC Participants), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within the Depository Trust & Clearing Corporation (DTCC) and became wholly owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but the New York Stock Exchange and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC Board of Directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (Indirect Participants).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the trust and DTC, DTC is required to make available to the trust upon request and for a fee to be charged to the trust a listing of the shares of a fund held by each DTC Participant. The trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the trust at any time by giving reasonable notice to the trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Seed Capital
The advisor or its affiliates (the “Selling Shareholders”) may purchase shares of a fund through a broker-dealer to “seed” funds as they are launched, or may purchase fund shares from other broker-dealers that have previously provided “seed” for funds when they were launched, or otherwise in secondary market transactions. The fund shares are being registered to permit the resale of these fund shares from time to time after purchase. The funds will not receive any of the proceeds from the resale by the Selling Shareholders of these fund shares.
The Selling Shareholders intend to sell all or a portion of the fund shares owned by them and offered hereby from time to time directly or through one or more broker-dealers. The fund shares may be sold on any national securities exchange on which the fund shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions.
Creation and Redemption of Creation Units
General
The trust issues and sells shares of the funds only in Creation Units on a continuous basis through the distributor, without a sales load, at a price based on a fund’s NAV next determined after receipt, on any Business Day (as defined below), of an order received by the transfer agent in proper form. On days when the Listing Exchange closes earlier than normal, a fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of the fund that constitute a Creation Unit for each fund.

Fund	Shares Per Creation Unit
American Century Mid Cap Growth Impact ETF	5,000
American Century Sustainable Growth ETF	10,000
American Century Sustainable Equity ETF	10,000
In their discretion, the advisor and the Trustees reserve the right to increase or decrease the number of a fund’s shares that constitute a Creation Unit. The board reserves the right to declare a split or a consolidation in the number of shares outstanding of a fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the board.
A “Business Day” with respect to the funds is any day on which the Listing Exchange on which a fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
To the extent a fund engages in in-kind transactions, the fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.

Fund Deposit
The consideration for purchase of Creation Units of a fund generally consists of the “Deposit Securities,” the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of a fund. The names and quantities of the instruments that constitute the Fund Deposit will be the same as the Fund’s Proxy Portfolio, except to the extent purchases and redemptions are made entirely or in part on a cash basis. The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are generally the responsibility of the Authorized Participant purchasing the Creation Unit.
The advisor makes available through the NSCC on each Business Day, prior to the opening of business on the Listing Exchange, the list of names and the required number of shares of each Deposit Security and the amount of the Cash Component (if any) to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for a fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a fund until such time as the next-announced Fund Deposit is made available.
The identity and number of shares of the Deposit Securities and the amount of the Cash Component changes pursuant to changes in the composition of a fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by the advisor with a view to the investment goal of the funds. The composition of the Deposit Securities and the amount of the Cash Component may also change in response to adjustments to a fund’s portfolio.
The funds reserve the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the facilities of DTC (DTC Facilities) or the clearing process through the Continuous Net Settlement System of the NSCC (NSCC Clearing Process), a clearing agency that is registered with the SEC (as discussed below), or that the Authorized Participant is not able to trade due to a trading restriction. Each fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances.
Cash Purchase Method
When partial or full cash purchases of Creation Units are available or specified for a fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant, must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Creation Units
To be eligible to place orders and to create a Creation Unit of the fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the NSCC Clearing Process, or (ii) a DTC Participant, and, in either case, must have executed an agreement with the distributor with respect to creations and redemptions of Creation Units (Authorized Participant Agreement). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of a fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant
Creation Units may be purchased only by or through an Authorized Participant that has entered into an Authorized Participant Agreement with the distributor. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be an Authorized Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The trust may not enter into an Authorized Participant Agreement with more than a small number of Authorized Participants.

Placement of Creation Orders
An Authorized Participant must submit an irrevocable order to purchase shares of a fund, in proper form, no later than two hours prior to the closing time of the regular trading session (normally 2 p.m. Eastern time) of the Listing Exchange, on any Business Day in order to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, a fund may require orders for Creation Units to be placed earlier in the day. Orders for Creation Units must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the transfer agent or an Authorized Participant. Orders to create shares of a fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. The funds’ deadlines specified above for the submission of purchase orders is referred to as the funds’ “Cutoff Time.” The trust or its designee, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the transfer agent’s proprietary website maintained for this purpose.
Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the transfer agent or its agent by the Cutoff Time on such Business Day.
Upon receiving an order for a Creation Unit, the transfer agent will notify the advisor and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian.
The Authorized Participant must make available on or before the prescribed settlement date, by means satisfactory to a fund, immediately available or same day funds estimated by the fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for all transaction-related fees, expenses and other costs (as described below), as well as any applicable cash amounts, in connection with any purchase order.
Once a purchase order has been accepted, it will be processed based on the NAV next determined after such acceptance in accordance with the fund’s Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units
Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the fund are in place for payment of the Cash Component and any other cash amounts which may be due, an order will be accepted, subject to the fund’s right to reject any order until acceptance, as set forth below.
Once a purchase order has been accepted, upon the next determination of the net asset value of the shares, a fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The transfer agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Each fund reserves the absolute right to reject or revoke a purchase order transmitted to it by the transfer agent if: (i) the purchase order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Fund Deposit would have certain adverse tax consequences to the fund; (v) acceptance of the Fund Deposit would, in the opinion of the fund, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the fund or the advisor, have an adverse effect on the fund or the rights of beneficial owners; or (vii) circumstances outside the control of the fund make it impossible to process purchase orders for all practical purposes. The transfer agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The funds, the funds’ custodian, the sub-custodian and the distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit
Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the transfer agent and the advisor shall be notified of such delivery and the fund will issue and cause the delivery of the Creation Unit. Typically, Creation Units are issued on a “T+2 basis” (i.e., two Business Days after trade date). However, each fund reserves the right to settle Creation Unit transactions on a basis other than T+2 if necessary or appropriate under the circumstances.

To the extent contemplated by an Authorized Participant Agreement, the funds will issue Creation Units to an Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage the trust may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the fund’s then-effective procedures. The only collateral that is acceptable to the funds is cash in U.S. dollars. Such cash collateral must be delivered no later than 1 p.m., Eastern time on the prescribed settlement date or such other time as designated by the funds’ custodian. Information concerning the funds’ current procedures for collateralization of missing Deposit Securities is available from the transfer agent. The Authorized Participant Agreement will permit the funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to a fund of purchasing such securities and the value of the cash collateral including, without limitation, liability for related brokerage, borrowings and other charges.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, a fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the funds and the funds’ determination shall be final and binding.
Costs Associated with Creation Transactions
A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to a fund. Investors who use the services of a broker or other financial intermediary to acquire fund shares may be charged a fee for such services.
The following table sets forth each fund’s standard creation transaction fees and maximum additional charge (as described above). Transaction fees may be waived in certain circumstances deemed appropriate by the trust.

Fund	Standard Creation Transaction Fee	Maximum Charge for Creations[1]
American Century Mid Cap Growth Impact ETF	$75	3%
American Century Sustainable Growth ETF	$150	3%
American Century Sustainable Equity ETF	$150	3%
1    As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units
Shares of the funds may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the transfer agent and only on a Business Day. The funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market. The funds generally redeem Creation Units for Fund Securities (as defined below) and the Cash Amount (as defined below). Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the funds.
The advisor makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (Fund Securities), and an amount of cash as described below (Cash Amount) (if any). The names and quantities of the instruments that constitute the Fund Securities will be the same as the fund’s Proxy Portfolio, except to the extent redemptions are made entirely or in part on a cash basis. Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable to effect redemptions of Creation Units of a fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units under certain circumstances.
Unless cash redemptions are available or specified for the funds, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The funds may, in their sole discretion, substitute a “cash in lieu” amount to replace any Fund Security that may not be eligible for transfer through DTC Facilities or the NSCC Clearing Process or that the Authorized Participant is not able to trade due to a trading restriction. The funds also reserve the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant becoming restricted under applicable securities or other local laws; or (iii) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The funds generally redeem Creation Units for Fund Securities and the Cash Amount, but the funds reserve the right to utilize a cash option for redemption of Creation Units.
Cash Redemption Method
When partial or full cash redemptions of Creation Units are available or specified for the fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions
A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the funds. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). If the costs of executing the transaction exceed the maximum additional charge, such charges will be paid by the fund. Authorized Participants will also bear the costs of transferring the Fund Securities from a fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of fund shares may be charged a fee for such services.
The following table sets forth each fund’s standard redemption transaction fees and maximum additional charge (as described above). Transaction fees may be waived in certain circumstances deemed appropriate by the trust.

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions[1]
American Century Mid Cap Growth Impact ETF	$75	2%
American Century Sustainable Growth ETF	$150	2%
American Century Sustainable Equity ETF	$150	2%
1    As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
Placement of Redemption Orders
Redemption requests for Creation Units of the funds must be submitted to the transfer agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a fund, in proper form, no later than two hours prior to the closing time of the regular trading session (normally 2 p.m. Eastern time) of the Listing Exchange, on any Business Day, in order to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, a fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant.
The Authorized Participant must transmit the request for redemption in the form required by a fund to the transfer agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to a fund’s transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to a fund’s transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day; (ii) a request in form satisfactory to the fund is received by the transfer agent from the

Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. The trust reserves the right in connection with a redemption request to verify that the Authorized Participant owns the shares subject to the redemption at the close of business on the date of the redemption order. If the Authorized Participant, upon receipt of this request, does not provide sufficient information to the trust, the redemption request will not be considered to have been received in proper form and may be rejected. If the transfer agent does not receive the investor’s shares through DTC Facilities by 10 a.m., Eastern time on the prescribed settlement date, the redemption request may be deemed rejected. Investors should be aware that the deadline for such transfers of shares through the DTC Facilities may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC Facilities by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.
Upon receiving a redemption request, the transfer agent shall notify the fund and the fund’s transfer agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds by a fund generally will be made within two Business Days (i.e., “T+2”). Each fund reserves the right to settle redemption transactions later than T+2 but by T+7 if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+2 because of the occurrence of a holiday in a non-U.S. market.
If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above, to offset the fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.
In the event that cash redemptions are permitted or required by the trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter).
To the extent contemplated by an Authorized Participant Agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a fund, at or prior to 10 a.m., Eastern time on the prescribed settlement date, the transfer agent may accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage the trust may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered at such time as designated by the custodian, but no later than 10 a.m., Eastern time on the prescribed settlement date and shall be held by the fund’s custodian and marked-to-market daily. The fees of the fund’s custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement may permit a fund to purchase missing fund shares or acquire the Deposit Securities and the Cash Amount underlying such shares, and may subject the Authorized Participant to liability for any shortfall between the cost of the fund acquiring such shares, the Deposit Securities or Cash Amount and the value of the cash collateral including, without limitation, liability for related brokerage and other charges.
Because the portfolio securities of a fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the fund, shareholders may not be able to redeem their shares of the fund, or purchase or sell shares of the fund on the Listing Exchange on days when the NAV of the fund could be significantly affected by events in the relevant non-U.S. markets.
The right of redemption may be suspended or the date of payment postponed with respect to a fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.
Service Providers
The funds have no employees. To conduct the funds’ day-to-day activities, the trust has hired a number of service providers. Each service provider has a specific function to fill on behalf of the funds that is described below.
ACIM and ACS are wholly owned, directly or indirectly, by ACC. The Stowers Institute for Medical Research (SIMR) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.
Investment Advisor
ACIM serves as the investment advisor for each of the funds. A description of the responsibilities of the advisor appears in each prospectus under the heading Management. The Advisor will oversee the effectiveness of the funds’ arbitrage mechanism. The Advisor will monitor the premiums or discounts between the market prices and NAVs of a fund’s shares and the bid/ask spreads for the fund’s shares on a daily basis at the end of each Business Day.
For services provided to each fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each fund. For more information about the unified management fee, see The Investment Advisor under the heading Management in each fund’s prospectus. The amount of the fee is calculated daily and paid monthly in arrears. The management fee schedules for the funds appear below.

Fund	Management Fee Rate
American Century Mid Cap Growth Impact ETF	0.45%
American Century Sustainable Growth ETF	0.39%
American Century Sustainable Equity ETF	0.39%
On each calendar day, each fund accrues a management fee that is equal to the fund’s management fee rate (as calculated pursuant to the above schedules) times the net assets of the fund divided by 365 (366 in leap years). On the first business day of each month, the funds pay a management fee to the advisor for the previous month. The management fee is the sum of the daily fee calculations for each day of the previous month.
The management agreement between the trust and the advisor shall continue in effect for a period of two years from its effective date (unless sooner terminated in accordance with its terms) and shall continue in effect from year to year thereafter for each fund so long as such continuance is approved at least annually by:
(1)either the funds’ Board of Trustees, or a majority of the outstanding voting securities of such fund (as defined in the Investment Company Act); and
(2)the vote of a majority of the trustees of the funds who are not parties to the agreement or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.
The management agreement states that the funds’ Board of Trustees or a majority of the outstanding voting securities of each fund may terminate the management agreement at any time without payment of any penalty on 60 days’ written notice to the advisor. The management agreement shall be automatically terminated if it is assigned.
The management agreement states that the advisor shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
The management agreement also provides that the advisor and its officers, trustees and employees may engage in other business, render services to others, and devote time and attention to any other business, whether of a similar or dissimilar nature.
Certain investments may be appropriate for the funds and also for other clients advised by the advisor. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. A particular security may be bought for one client or fund on the same day it is sold for another client or fund, and a client or fund may hold a short position in a particular security at the same time another client or fund holds a long position. In addition, purchases or sales of the same security may be made for two or more clients or funds on the same date. The advisor has adopted procedures designed to ensure such transactions will be allocated among clients and funds in a manner believed by the advisor to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.
The advisor may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the advisor believes that such aggregation provides the best execution for the funds. The Board of Trustees has approved the policy of the advisor with respect to the aggregation of portfolio transactions. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. The advisor will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The advisor receives no additional compensation or remuneration as a result of such aggregation.
Unified management fees incurred by each fund for the fiscal period ended August 31, 2020 are indicated in the following table.¹

Unified Management Fees
Fund	2020
American Century Mid Cap Growth Impact ETF	$3,534¹
American Century Sustainable Equity ETF	$35,488¹
1     For the period July 13, 2020, the fund’s inception date, to August 31, 2020.
Portfolio Managers
Accounts Managed
The portfolio managers are responsible for the day-to-day management of various accounts, as indicated by the following table. None of these accounts has an advisory fee based on the performance of the account. As a new fund, American Century Sustainable Growth ETF is not included in the table below.

Accounts Managed (As of August 31, 2020)
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Robert Bove	Number of Accounts	2	1	1
	Assets	$3.0 billion[1]	$644.5 thousand	$692.3 thousand
Rob Brookby	Number of Accounts	5	1	1
	Assets	$6.7 billion[2]	$53.8 thousand	$581.1 thousand
Justin Brown	Number of Accounts	5	3	2
	Assets	$15.9 billion[1]	$27.3 million	$547.9 million
Rene Casis	Number of Accounts	8	0	0
	Assets	$84.8 million[3]	N/A	N/A
Scott Marolf[4]	Number of Accounts	3	1	1
	Assets	$14.1 billion	$124.8 million	$622.8 million
Joseph Reiland	Number of Accounts	2	1	1
	Assets	$3.0 billion[1]	$644.5 thousand	$692.3 thousand
Greg Woodhams	Number of Accounts	5	3	2
	Assets	$15.9 billion[1]	$27.3 million	$547.9 million
Nalin Yogasundram	Number of Accounts	5	1	1
	Assets	$6.7 billion[2]	$53.8 thousand	$581.1 thousand
1    Includes $84.8 million in American Century Sustainable Equity ETF.
2    Includes $6.4 million in American Century Mid Cap Growth Impact ETF.
3    Includes $6.4 million in American Century Mid Cap Growth Impact ETF and $84.8 million in American Century Sustainable Equity ETF.
4 Information provided as of June 23, 2021.
Potential Conflicts of Interest
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income, multi-asset strategies, exchange traded funds, and Avantis Investors funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall that restricts real time access to information regarding any portfolio’s transaction activities and positions to team members that have responsibility for a given portfolio or are within the same equity investment discipline. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century Investments’ trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
American Century Investments may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century Investments has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century Investments has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.
Finally, investment of American Century Investments’ corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century Investments has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century Investments to the detriment of client portfolios.
Compensation
American Century Investments portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of the date of this SAI, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.
Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance of mutual funds a portfolio manager manages. Bonus payments are determined by a combination of factors. One factor is fund investment performance. The mutual funds’ investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund.
Portfolio managers may have responsibility for multiple American Century Investments products. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility. Portfolio managers also may have responsibility for other types of similarly managed portfolios. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century Investments mutual fund (i.e., relative to the performance of a benchmark and/or peer group).
A second factor in the bonus calculation relates to the performance of a number of American Century Investments products managed according to one of the following investment disciplines: global growth equity, global value equity, global and non-U.S., disciplined equity, global fixed-income, and multi-asset strategies. The composite for certain portfolio managers may include multiple disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios. The American Century ETFs are not included in a product group composite.
Portfolio managers’ bonuses may also be tied to management of ETFs, profitability, or individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).
Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century Investments funds in which the portfolio manager chooses to invest them.
Ownership of Securities
The following table indicates the dollar range of securities of each fund beneficially owned by the fund’s portfolio managers as of August 31, 2020, the fund’s most recent fiscal year end. As a new fund, American Century Sustainable Growth ETF is not included in the table below.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
American Century Mid Cap Growth Impact ETF
Rob Brookby	B
Rene Casis	B
Nalin Yogasundram	E
American Century Sustainable Equity ETF
Robert Bove	A
Justin Brown	C
Rene Casis	B
Joseph Reiland	C
Gregory Woodhams	A
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000
Transfer Agent
State Street Bank and Trust Company, a Massachusetts trust company (the transfer agent), 1 Heritage Drive, North Quincy, Massachusetts 02171, serves as transfer agent and dividend-paying agent for the funds under a Transfer Agency and Service Agreement with the funds. The transfer agent has undertaken to perform some or all of the following services: (i) perform and facilitate the performance of purchases and redemptions of creation units; (ii) prepare and transmit payments for dividends and distributions; (iii) record the issuance of shares and maintain records of the number of authorized shares; (iv) prepare and transmit information regarding purchases and redemptions of shares; (v) maintain required books and records; and (vi) perform other customary services of a transfer agent and dividend disbursing agent for an exchange traded fund. Under its investment management agreement, the advisor has contractually assumed the funds’ obligation to pay the expenses of the transfer agent. For a description of this fee and the terms of its payment, see the above discussion under the caption Investment Advisor on page 21.
Administrator
American Century Services, LLC (ACS), 4500 Main Street, Kansas City, Missouri 64111, serves as fund administrator for the funds. The administrator has undertaken to perform some or all of the following services: (i) providing office facilities and furnishing corporate officers for the trust; (ii) monitoring compliance with federal tax and securities law; (iii) performing certain functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual, monitoring and payment of the trust’s bills, preparing monthly reconciliation of the of the trust’s expense records, updating projections of annual expenses, preparing material for review by the Board of Trustees and compliance testing; (iv) maintaining the trust’s books and records in accordance with applicable statutes, rules and regulations; (vi) preparing post-effective amendments to the Trust’s registration statement; and (ix) preparing and filing the trust’s federal and state tax returns (other than those required to be filed by the trust’s custodian and transfer agent) and providing shareholder tax information to the trust’s transfer agent. The advisor has contractually assumed the funds’ obligation to pay the expenses of the administrator. For a description of this fee and the terms of its payment, see the above discussion under the caption Investment Advisor on page 21.
Sub-Administrator
The advisor has entered into an Administration Agreement with State Street Bank and Trust Company (the sub-administrator) to provide certain fund accounting, fund financial reporting, tax and treasury/tax compliance services for the funds, including striking the daily net asset value for each fund. The advisor pays the sub-administrator a monthly fee as compensation for these services that is based on the total net assets of accounts in the American Century complex serviced by the sub-administrator. ACS does pay the sub-administrator for some additional services on a per fund basis.
Distributor
Foreside Fund Services, LLC (the distributor) is the distributor (also known as principal underwriter) of the shares of the funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA). The distributor is not affiliated with the advisor or its affiliates.
Shares are continuously offered for sale by the funds through the distributor only in Creation Units as described in each fund’s prospectus and above in Creation and Redemption of Creation Units. Fund shares in amounts less than Creation Units are generally not distributed by the distributor. The distributor will arrange for the delivery of the prospectus and, upon request, this SAI to Authorized Participants that have entered into an Authorized Participation Agreement with the distributor.
The advisor pays the distributor a fee for serving as principal underwriter of the funds’ shares out of the advisor’s unified management fee. For a description of this fee and the terms of its payment, see the above discussion under the caption Investment Advisor on page 21. The distributor does not earn commissions for distributing the funds’ shares.
Certain financial intermediaries unaffiliated with the distributor or the funds may perform various administrative and shareholder services for their clients who are invested in the funds. These services may include assisting with fund purchases and redemptions, distributing information about the funds and their performance, preparing and distributing client account statements, and other administrative and shareholder services.
Distribution and Service (12b-1) Fees
The board has adopted a plan pursuant to Rule 12b-1 for the funds. However, no Rule 12b-1 plan fee is currently charged to the funds, and there are no plans in place to impose a Rule 12b-1 plan fee. The plan, if implemented, is designed to benefit each fund and its shareholders. The plan is expected to, among other things, increase advertising of the funds, encourage purchases of fund shares and service to its shareholders, and increase or maintain assets of the funds so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the fund is useful in managing the fund because the advisor has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.
Under the plan, the funds pays the distributor or others for the expenses of activities that are primarily intended to sell shares of the funds. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with a fund, the distributor or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are “eligible expenses.” Such payments would be fixed and not based on expenses incurred by the distributor.
In addition to the payments that the distributor or others are entitled to under the plan, the plan also provides that to the extent a fund, the advisor or the distributor or other parties on behalf of the fund, the advisor or the distributor make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan.
To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plan because of applicable federal law prohibiting certain banks from engaging in the distribution of fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.
The distributor must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plan should be continued.
The plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of the plan also are consistent with Rule 12b-1.

Custodian Bank
State Street Bank and Trust Company (the custodian), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 serves as custodian of the funds’ cash and securities under a Master Custodian Agreement with the trust. Foreign securities, if any, are held by foreign banks participating in a network coordinated by the custodian. The custodian takes no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodian and may purchase or sell certain securities from or to the custodian.
Securities Lending Agent
State Street Bank and Trust Company (SSB) serves as securities lending agent for the funds pursuant to a Securities Lending Administration Agreement with the advisor. The funds did not loan their securities or employ SSB as securities lending agent during their most recent fiscal year. To the extent that the funds engage in securities lending during the current fiscal year, information concerning the amounts of income and fees/compensation related to securities lending activities will be included in the statement of additional information in the next annual update to the funds’ registration statement.
As the funds’ securities lending agent, SSB is expected to locate borrowers for fund securities, execute loans of portfolio securities pursuant to terms and parameters defined by the advisor and the Board of Trustees, monitor the daily value of the loaned securities and collateral, require additional collateral as necessary, manage cash collateral, and provide certain limited recordkeeping and accounting services.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP is the independent registered public accounting firm of the funds. The address of Deloitte & Touche LLP is 1100 Walnut Street, Kansas City, Missouri 64106. As the independent registered public accounting firm of the funds, Deloitte & Touche LLP provides services including auditing the annual financial statements and financial highlights for each fund.
Brokerage Allocation
The advisor places orders for equity portfolio transactions with broker-dealers, who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges. The advisor purchases and sells fixed-income securities through principal transactions, meaning the advisor normally purchases securities on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The funds generally do not pay a stated brokerage commission on these transactions, although the purchase price for debt securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices).
Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. The funds’ policy is to secure the most favorable prices and execution of orders on its portfolio transactions. The advisor selects broker-dealers on their perceived ability to obtain “best execution” in effecting transactions in its clients’ portfolios. In selecting broker-dealers to effect portfolio transactions relating to equity securities, the advisor considers the full range and quality of a broker-dealer’s research and brokerage services, including, but not limited to, the following:
•applicable commission rates and other transaction costs charged by the broker-dealer
•value of research provided to the advisor by the broker-dealer (including economic forecasts, fundamental and technical advice on individual securities, market analysis, and advice, either directly or through publications or writings, as to the value of securities, availability of securities or of purchasers/sellers of securities)
•timeliness of the broker-dealer’s trade executions
•efficiency and accuracy of the broker-dealer’s clearance and settlement processes
•broker-dealer’s ability to provide data on securities executions
•financial condition of the broker-dealer
•the quality of the overall brokerage and customer service provided by the broker-dealer
In transactions to buy and sell fixed-income securities, the selection of the broker-dealer is determined by the availability of the desired security and its offering price, as well as the broker-dealer’s general execution and operational and financial capabilities in the type of transaction involved. The advisor will seek to obtain prompt execution of orders at the most favorable prices or yields. The advisor does not consider the receipt of products or services other than brokerage or research services in selecting broker-dealers.
On an ongoing basis, the advisor seeks to determine what levels of commission rates are reasonable in the marketplace. In evaluating the reasonableness of commission rates, the advisor considers:
•rates quoted by broker-dealers
•the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved

•the ability of a broker-dealer to execute large trades while minimizing market impact
•the complexity of a particular transaction
•the nature and character of the markets on which a particular trade takes place
•the level and type of business done with a particular firm over a period of time
•the ability of a broker-dealer to provide anonymity while executing trades
•historical commission rates
•rates that other institutional investors are paying, based on publicly available information
The brokerage commissions paid by the funds may exceed those that another broker-dealer might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker-dealer. Research services furnished by broker-dealers through whom the funds effect securities transactions may be used by the advisor in servicing all of its accounts, and not all such services may be used by the advisor in managing the portfolios of the funds.
Pursuant to its internal allocation procedures, the advisor regularly evaluates the brokerage and research services provided by each broker-dealer that it uses. On a periodic basis, members of the advisor’s portfolio management team assess the quality and value of research and brokerage services provided by each broker-dealer that provides execution services and research to the advisor for its clients’ accounts. The results of the periodic assessments are used to add or remove brokers from the approved brokers list, if needed, and to set research budgets for the following period. Execution-only brokers are used where deemed appropriate.
To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, a fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions. Such orders may be placed with an Authorized Participant in its capacity as broker-dealer or with an affiliated broker-dealer of such Authorized Participant. In such cases, the funds will require such broker-dealer to achieve execution at a price that is at least as favorable to the fund as the value of such securities used to calculate the fund’s NAV. The broker-dealer will be required to reimburse the funds if the price (including applicable brokerage commissions, taxes and transaction costs) at which such securities were bought or sold exceeds the value of such securities used to calculate a fund’s NAV. This amount will vary depending on the quality of the execution and may be capped at amounts determined by the Advisor in its sole discretion.
In the fiscal period ended August 31, 2020, the brokerage commissions including, as applicable, futures commissions, of each fund are listed in the following table.

Fund	2020
American Century Mid Cap Growth Impact ETF	$30¹
American Century Sustainable Equity ETF	$1,014¹
1     For the period July 13, 2020, the fund’s inception date, to August 31, 2020.
Brokerage commissions paid by a fund may vary significantly from year to year as a result of changing asset levels throughout the year, portfolio turnover, varying market conditions, and other factors.
Regular Broker-Dealers
As of the end of its most recently completed fiscal year, each of the funds listed below owned securities of its regular brokers or dealers (as defined by Rule 10b-1 under the Investment Company Act) or of their parent companies.

Fund	Broker, Dealer or Parent	Value of Securities Owned as of August 31, 2020
American Century Mid Cap Growth Impact ETF [1]	MarketAxess Holdings Inc.	$182,228
American Century Sustainable Equity ETF [1]	Bank of America Corp.	$1,278,609
	Citigroup, Inc.	$510,229
	JPMorgan Chase & Co.	$1,120,825
	Morgan Stanley	$943,136
1Reflects securities of the fund’s regular broker dealers for the period from July 13, 2020 (fund inception) through August 31, 2020.
Information About Fund Shares
Each of the funds named on the front of this statement of additional information is a series of shares issued by the trust, and shares of each fund have equal voting rights. In addition, each series (or fund) may be divided into separate classes. Additional funds and classes may be added without a shareholder vote. Each fund votes separately on matters affecting that fund exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the trust’s (all funds’) outstanding shares may be able to elect a Board of Trustees. The trust undertakes dollar-based voting, meaning that the number of votes a shareholder is entitled to is based upon the dollar amount of the shareholder’s investment.The election of trustees is determined by the votes received from all the trust’s shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group.
The assets belonging to each series are held separately by the custodian, and the shares of each series represent a beneficial interest in the principal, earnings and profit (or losses) of investments and other assets held for each series. Within their respective series, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable.
Each shareholder has rights to dividends and distributions declared by the fund he or she owns and to the net assets of such fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the fund.
Valuation of a Fund’s Securities
The net asset value (NAV) for each fund is calculated by adding the value of all portfolio securities and other assets, deducting liabilities, and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.
Each fund’s NAV is calculated as of the close of business of the New York Stock Exchange (the NYSE), each day the NYSE is open for business. The NYSE usually closes at 4 p.m. Eastern time. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although the funds expect the same holidays to be observed in the future, the NYSE may modify its holiday schedule at any time.
The funds value portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last reported sale price as of the time of valuation. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding official close price or last sale price of such securities on the foreign exchange where primarily traded or at the time the fund’s NAV is determined, if that foreign exchange is open later than the NYSE.
Trading in securities on European and Asian securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the NYSE is open. The funds may apply model-derived factors to the closing prices of equity securities traded on foreign securities exchanges. Factors are based on observable market data as provided by an independent pricing service. If an event were to occur after the value of a security was established, but before the NAV was determined, that was likely to materially change the NAV, then that security would be valued as determined in accordance with procedures adopted by the Board of Directors.
Trading of these securities in foreign markets may not take place on every day that the NYSE is open. In addition, trading may take place in various foreign markets and on some electronic trading networks on Saturdays or on other days when the NYSE is not open and on which the funds’ NAVs are not calculated. Therefore, such calculations do not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation, and the value of the funds’ portfolios may be affected on days when shares of the funds may not be purchased or redeemed.
The fund may use third party pricing services to assist in the determination of market value.  When market quotations are not readily available, securities and other assets are valued at fair value as determined according to procedures adopted by the Board of Trustees.
Debt securities are generally valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers according to procedures established by the Board of Trustees.
Securities maturing within 60 days of the valuation date may also be valued at cost, plus or minus any amortized discount or premium, unless it is determined that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith using methods approved by the Board of Trustees.
The value of any security or other asset denominated in a currency other than U.S. dollars is then converted to U.S. dollars at the prevailing foreign exchange rate at the time the fund’s NAV is determined. Securities that are neither listed on a securities exchange or traded over the counter may be priced using the mean of the bid and asked prices obtained from an independent broker who is an established market maker in the security.
Taxes
Federal Income Taxes
Each fund intends to qualify annually as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). RICs generally are not subject to federal and state income taxes. To qualify as a RIC a fund must, among other requirements, distribute substantially all of its net investment income and net realized capital gains (if any) to investors each year. If a fund were not eligible to be treated as a RIC, it would be liable for taxes at the fund level on all of its income, significantly reducing its distributions to investors and eliminating investors’ ability to treat distributions received from the fund in the same manner in which they were realized by the fund. Under certain circumstances, the Code allows funds to cure deficiencies that would otherwise result in the loss of RIC status, including by paying a fund-level tax.

To qualify as a RIC, a fund must meet certain requirements of the Code, among which are requirements relating to sources of its income and diversification of its assets. A fund is also required to distribute 90% of its investment company taxable income each year. Additionally, a fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and 98.2% of capital gains (as of October 31) to avoid the nondeductible 4% federal excise tax on any undistributed amounts.
A fund’s transactions in foreign currencies, forward contracts, options, futures contracts (including options and futures contracts on foreign currencies), swaps and short sales will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund, defer fund losses or accelerate fund gains, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were sold), which may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements of the Code for relief from income and excise taxes. A fund will monitor its transactions and may make such tax elections as fund management deems appropriate with respect to these transactions.
A fund’s investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any foreign taxes paid by a fund will reduce its dividend distributions to investors.
If a fund purchases the securities of certain foreign investment entities called passive foreign investment companies (PFIC), capital gains on the sale of those holdings will be deemed ordinary income regardless of how long the fund holds the investment. The fund also may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to the fund.  To avoid such tax and interest, the fund may elect to treat PFICs as sold on the last day of its fiscal year, mark-to-market these securities, and recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income each year.
The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the fund. An ownership change generally results when shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50% over a three-year lookback period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the fund’s ability to offset capital gains with those losses.
As of August 31, 2020, the funds in the table below had the following capital loss carryovers. When a fund has a capital loss carryover, it does not make capital gains distributions until the loss has been offset. The Regulated Investment Company Modernization Act of 2010 allows the funds to carry forward capital losses incurred in future taxable years for an unlimited period.

Fund	Unlimited
American Century Mid Cap Growth Impact ETF	$(229)
American Century Sustainable Equity ETF	$(39,164)

If you have not complied with certain provisions of the Internal Revenue Code and Regulations, federal law may require withholding and remission to the IRS at the applicable federal withholding rate on reportable payments (which may include dividends, capital gains distributions and proceeds from the sale of fund shares). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to withholding for previous under-reporting to the IRS.
If fund shares are purchased through taxable accounts, distributions either of cash or additional shares of net investment income and net short-term capital gains are taxable to you as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of a fund, in which case such distributions are taxed at the same rate as long-term capital gains. Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period and the stock was not on loan at the time of the dividend. The required holding period for qualified dividend income is met if the underlying shares are held more than 60 days in the 121-day period beginning 60 days prior to the ex-dividend date. Dividends received by the funds on shares of stock of domestic corporations may qualify for the 70% dividends received deduction when distributed to corporate shareholders to the extent that the fund held those shares for more than 45 days.
Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November, or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
Distributions from gains on assets held by a fund longer than 12 months are taxable as long-term gains regardless of the length of time you have held your shares in the fund. If you purchase shares in the fund and sell them at a loss within six months, your loss on the sale of those shares will be treated as a long-term capital loss to the extent of any long-term capital gains dividend you received on those shares.

Each fund may use the “equalization method” of accounting to allocate a portion of its earnings and profits to redemption proceeds. Although using this method generally will not affect a fund’s total returns, it may reduce the amount that a fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of fund shares on fund distributions to shareholders.
A sale of shares of a fund will be a taxable transaction for federal income tax purposes, and you generally will recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. If a loss is realized on the sale of fund shares, the reinvestment in additional fund shares within 30 days before or after the sale may be subject to the “wash sale” rules of the Code, postponing the recognition of such loss for federal income tax purposes.
A 3.8% Medicare contribution tax is imposed on net investment income, including interest, dividends and capital gains, provided you meet specified income levels. This tax is not imposed on tax-exempt interest.
Any non-U.S. investors in the funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A fund may, under certain circumstances, report all or a portion of a dividend as an interest-related dividend or a short-term capital gain dividend, which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities and with respect to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement. To qualify for an exemption from the backup withholding described above, the foreign shareholder must comply with special certification and filing requirements.
Creations and Redemptions of Creation Units
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gain or loss. Any loss upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
The funds have the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a fund and if, pursuant to sections 351 and 362 of the Code, the fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.
If a fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.
State and Local Taxes
Distributions by the funds also may be subject to state and local taxes, even if all or a substantial part of those distributions are derived from interest on U.S. government obligations which, if you received such interest directly, would be exempt from state income tax.

However, most, but not all, states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of these distributions in your own state.
The information above is only a summary of some of the tax considerations affecting the funds and their U.S. shareholders. No attempt has been made to discuss individual tax consequences. A prospective investor should consult with his or her tax advisors or state or local tax authorities to determine whether the funds are suitable investments.
Financial Statements
The financial statements and financial highlights of American Century Mid Cap Growth Impact ETF and American Century Sustainable Equity ETF for the fiscal year ended August 31, 2020 have been audited by Deloitte & Touche LLP, independent registered public accounting firm. Their Reports of Independent Registered Public Accounting Firm and the financial statements included in the annual reports of each of these funds for the fiscal year ended August 31, 2020, are incorporated herein by reference. The financial statements and financial highlights for American Century Mid Cap Growth Impact ETF and American Century Sustainable Equity ETF for the six-month period ended February 28, 2021 (unaudited) are incorporated herein by reference. The financial statements for the six-month period ended February 28, 2021 include all adjustments that American Century considers necessary for a fair presentation. All such adjustments are of a normal, recurring nature. The semiannual reports of the funds include the unaudited financial statements for the six months ended February 28, 2021 and are available upon request. Because American Century Sustainable Growth ETF is new, it does not have financial statements or financial highlights.

Appendix A – Principal Shareholders
The table below shows the names, addresses, and percentage ownership of each DTC Participant that owns of record 5% or more of the outstanding shares of the funds, as of May 31, 2021. Except where otherwise noted, the funds do not have information concerning the beneficial ownership of accounts held in the names of DTC Participants.

Fund	Shareholder	Percentage of Outstanding Shares Owned of Record
American Century Mid Cap Growth Impact ETF
	State Street Bank and Trust Company North Quincy, MA Includes 42.37% beneficially owned by American Century Investment Management, Inc.	42%
	Pershing LLC Jersey City, NJ	41%
	Charles Schwab & Company, Inc. San Francisco, CA	5%
American Century Sustainable Equity ETF
	Pershing LLC Jersey City, NJ	90%
	National Financial Services LLC New York, NY	6%

The funds are unaware of any other shareholders, beneficial or of record, who own more than 5% of a fund’s outstanding shares. A shareholder owning beneficially more than 25% of the trust’s outstanding shares may be considered a controlling person. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. As of May 31, 2021, the officers and trustees of the funds, as a group, owned less than 1% of a fund’s outstanding shares.
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Appendix B - Proxy Voting Policies
American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.
A.General Principles
In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.
B.Specific Proxy Matters
1.    Routine Matters
a.    Election of Directors
(1)    Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management’s director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management’s nominees are opposed in a proxy contest, the Advisor will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.
(2)    Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
(3)    Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.
(4)    Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.
(5)    Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.
(6)    Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.
b.    Ratification of Selection of Auditors
The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.
2.    Compensation Matters
a.    Executive Compensation
(1)    Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.
(2)    Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.
b.    Equity Based Compensation Plans
The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.
The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.
Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Advisor’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.
The Advisor will generally vote against the adoption of plans or plan amendments that:
•Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);
•Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;
•Establish restriction periods shorter than three years for restricted stock grants;
•Do not reasonably associate awards to performance of the company; or
•Are excessively dilutive to the company.
3.    Anti-Takeover Proposals
In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.
a.    Cumulative Voting
The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.
b.    Staggered Board
If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.
c.    “Blank Check” Preferred Stock
Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.
d.    Elimination of Preemptive Rights
When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.
While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.
e.    Non-targeted Share Repurchase
A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.
f.    Increase in Authorized Common Stock
The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.
g.    “Supermajority” Voting Provisions or Super Voting Share Classes
A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.
h.    “Fair Price” Amendments
This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

i.    Limiting the Right to Call Special Shareholder Meetings.
The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.
j.    Poison Pills or Shareholder Rights Plans
Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.
The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.
The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will - in our view - likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.
k.    Golden Parachutes
Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.
l.    Reincorporation
Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.
The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.
m.    Confidential Voting
Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.
Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.
n.    Opting In or Out of State Takeover Laws
State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.
4.    Transaction Related Proposals
The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.
5.    Other Matters
a.    Proposals Involving Environmental, Social, and Governance (“ESG”) Matters
The Advisor believes that ESG issues can potentially impact an issuer’s long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our ESG Proxy Team analyzes on a case-by-case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for the Advisor’s consideration. The ESG Proxy Team will generally recommend support for well-targeted ESG proposals if it believes that there is a rational linkage between a proposal, its economic impact, and its potential to maximize long-term shareholder value.
Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and therefore, the Advisor will generally rely on management’s assessment of the economic effect if the Advisor believes the assessment is not unreasonable.
Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management’s recommendation. In addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.
b.    Anti-Greenmail Proposals
“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.
c.    Indemnification
The Advisor will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.
d.    Non-Stock Incentive Plans
Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.
e.    Director Tenure
These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.
f.    Directors’ Stock Options Plans
The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

g.    Director Share Ownership
The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.
h.    Non-U.S. Proxies
The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.
C.Use of Proxy Advisory Services
The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the voting policies expressed herein, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.
Prior to the selection of a proxy advisory firm and periodically thereafter, the Advisor will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with the Advisor’s policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to the Advisor, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Advisor if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event the Advisor discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.
While the Advisor takes into account information from many different sources, including independent proxy advisory services. However, the decision on how to vote proxies will be made by the Advisor in accordance with these policies and will not be delegated to a proxy advisory service.
D.Monitoring Potential Conflicts of Interest
Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).
In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the other American Century funds are the only shareholders), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.
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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.
Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

Notes

Notes

Notes

American Century Investments americancenturyetfs.com
P.O. Box 419786 Kansas City, Missouri 64141-6786 833-ACI-ETFS

Investment Company Act File No. 811-23305
CL-SAI-96286 2106